UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement Income 2020 Fund	December 31, 2019
TRLAX	Investor Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE RETIREMENT INCOME 2020 FUND

HIGHLIGHTS

■	The Retirement Income 2020 Fund produced strong absolute returns for the 12-month period ended December 31, 2019, but modestly lagged its combined index portfolio.

■	Tactical allocation decisions to overweight or underweight various asset classes detracted from relative performance, while security selection and the fund’s exposure to diversifying sectors that are not included in its benchmark added value.

■	We ended the period with an overweight to stocks relative to bonds, as global growth appears to be stabilizing and bond valuations have become extended. We also increased our allocations to high yield bonds and floating rate bank loans and maintained an overweight to emerging markets debt given attractive yields.

■	Accommodative monetary policies by major central banks have provided support for global markets; however, possible headwinds include—but are not limited to—the tenuous U.S.-China trade negotiations, potential geopolitical flare-ups, and the policy implications from the looming U.S. presidential election.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Stocks posted strong gains in 2019 as most major U.S. indexes hit record highs in a broad-based rally that more than offset 2018’s losses. Large- and mid-cap growth stocks were the strongest performers, with the S&P 500 and Nasdaq benchmarks recording their best year since 2013. U.S. shares outpaced their global counterparts, although most non-U.S. indexes also finished with solid double-digit gains.

Technology shares performed best within the S&P 500, helped by strong gains from industry giants Apple and Microsoft, and financial stocks also outperformed the broader market. Fixed income securities produced solid gains during the period as well—with corporate bonds leading the way—as longer-term Treasury yields fell to historic lows in late summer before partially rebounding.

In a sign that public markets have retained discipline, investors expressed skepticism about certain private-equity valuation levels when compared with their prospects for financial profitability. Relatively few initial public offerings (IPOs) saw their prices appreciate during the year, and one high-profile IPO candidate (WeWork) decided to withdraw its offering altogether after its valuation was dramatically reduced in the weeks before its proposed IPO.

Although the year opened with concerns that an escalating U.S.-China trade dispute could lead to a recession, global central banks played a key role in supporting markets. Fed policymakers delivered quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth, including the European Central Bank, which lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The pivot to a more accommodative monetary policy was a marked change from 2018, when the Fed raised rates four times, and appeared to be successful in reenergizing the economy. After contracting earlier in 2019, key U.S. manufacturing indicators showed signs of stabilizing by year-end, and the labor market remained strong, with solid payroll gains and an unemployment rate hovering near a 50-year low. With this more encouraging economic backdrop, it was not a surprise that in December Fed officials seemed satisfied that monetary policy was properly positioned to support continued growth and forecast no additional rate moves in 2020.

Besides central bank policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks stumbled in May and August after the U.S. announced new tariffs on some Chinese imports and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets, and in December the two countries announced a “phase one” agreement to reduce some existing tariffs and cancel the imposition of new ones.

With monetary policy worldwide largely committed to ensuring market liquidity and some global economic indicators showing signs of improvement, there are reasons to be optimistic in 2020. However, we caution investors not to expect the outsized gains of the past year. If the post-World War II era is to be a guide, the S&P 500 has on average generated mid-single-digit returns in the fourth year of a presidential cycle.

Further market advances will likely hinge on a resumption in earnings growth, which stalled in 2019, and there is no shortage of global risks in the year ahead. Unresolved trade issues, tensions in the Middle East, and policy debates on taxes, health care, and wealth disparity leading up to the U.S. presidential election all have the potential to cause market volatility.

In addition to these risks, T. Rowe Price analysts will be closely following how disruptive forces such as innovation, technological change, and automation could impact a growing number of global industries. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research that integrates environmental, social, and governance considerations will be critical to successfully assess opportunities and risks. I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide monthly income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Retirement Income 2020 Fund returned 19.10% for the 12 months ended December 31, 2019, and underperformed its combined index portfolio, a custom benchmark composed of multiple indexes that represent the underlying asset classes in which the fund invests. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tactical decisions to overweight and underweight various asset classes detracted from relative performance, while security selection and exposure to diversifying sectors contributed to results. Global equities surged in 2019, and our overweight allocation to fixed income and cash securities for most of the reporting period weighed on returns. An overweight to international equities—which underperformed U.S. stocks—also hurt results. Although an underweight to real assets equities proved beneficial, the positive contribution was offset by exposure to the sector. Real assets stocks rose meaningfully during the year, but returns in the sector lagged the broader global equity market.

Overall, security selection contributed to relative performance. Several of the underlying strategies outpaced their respective benchmarks, most notably our emerging markets, international developed value, and U.S. small-cap equity portfolios. Conversely, the U.S. large-cap growth and U.S. mid-cap equity strategies underperformed their benchmarks and weighed on results. Within the fixed income allocation, U.S. investment-grade bonds and hedged international bonds outperformed their style-specific benchmarks and added value, but the Emerging Markets Bond Fund and the Dynamic Global Bond Fund trailed their respective benchmarks.

Exposure to sectors and asset classes that are not included in the fund’s combined index portfolio also added value. Within fixed income diversifiers, long-term U.S. Treasuries, emerging markets bonds, and high yield bonds all posted strong returns for the year and helped returns. However, the inclusion of the Dynamic Global Bond Fund—which lagged investment-grade issues—detracted.

The fund’s managed payout program helps the fund to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. The payout program targets making 12 equal monthly dividend payments that are expected to produce an annual payout of approximately 5% of the fund’s average net asset value over the trailing five years. The monthly dividend amount is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical monthly performance over the previous five years (or until the fund has five years of operating history, the monthly performance of a similarly managed fund). For the year ended December 31, 2019, the fund’s managed distribution resulted in a return of capital.

How is the fund positioned?

At the end of the reporting period, we increased our exposure to stocks and are now overweight relative to bonds, as we believe that global growth is stabilizing—albeit at low levels—which should be supportive for equity markets. The 2019 calendar year represented a shift in monetary policy, liquidity, and risk appetite, which, in our view, should create a favorable backdrop for the start to 2020.

Stocks
On a regional basis, we are currently overweight to international stocks, given their attractive relative valuations. Regions outside of the U.S. may benefit from a softer dollar, as the Federal Reserve remains on pause and is not expected to raise interest rates in the near term. While under pressure from the slowdown in global trade and continued weakness in the manufacturing sector, a “phase one” U.S.-China trade deal is expected to be signed in February and geopolitical risks have eased in Europe as recent parliamentary elections in the UK have reduced Brexit-related uncertainty. We have maintained our overweight to emerging markets equities, which offer compelling valuations supported by rising consumption, lower interest rates and muted inflation in developed markets, and cheap currencies.

In the U.S., we maintained our overweight to U.S. growth stocks, which are typically less sensitive to broad economic events. While regulatory risks and elevated valuations are concerns, we believe that favorable fundamentals reflected in their ability to outpace market expectations in a low-growth environment should benefit the sector. Although the improved global growth sentiment may support value stocks in the near term, we do not expect the increase in growth to be sufficient to support a sustained period of value outperformance in the U.S. We are overweight to U.S. small-cap stocks as their valuations are attractive relative to U.S. large-cap stocks, but potential headwinds include risks from higher leverage and wage pressures.

Among international equities, we increased our exposure to value stocks and are now overweight relative to growth stocks. Improving sentiment could benefit international value stocks due to their cyclical orientation. The potential positive impact may, however, be muted for international growth stocks, given their higher quality and defensive characteristics.

We continue to be underweight real assets equities. While a stabilizing global growth outlook has been favorable for the commodities sector, a sustained structural oversupply due to the disruptive impact of efficient U.S. shale production remains a concern in the energy complex.

Bonds
We are currently underweight U.S. investment-grade bonds, as valuations are extended and corporate spreads (the yield differences between bonds with higher and lower credit quality) remain tight relative to history. We added to high yield bonds and are modestly overweight, given reasonably attractive yields. Although near-term default expectations are low, we are vigilant about late-stage risks of the credit cycle. After reducing our allocation to floating rate bank loans earlier in the year due to the potential adverse impact of lower short-term interest rates on yields, we recently increased our position, given attractive yields and low duration profile.

We remained neutral to hedged international developed markets bonds at period-end. Extended duration creates a less attractive outlook for international investment-grade debt, but U.S. dollar-hedged yields are competitive. Duration is a measure of a bond or bond fund’s sensitivity to changes in interest rates. However, while central bank policies are accommodative, interest rate risk is a headwind. We are overweight to emerging markets bonds, given compelling yield levels and supportive central banks. Improving global growth and a weaker U.S. dollar could also provide tailwinds, but idiosyncratic and political risks remain sources of uncertainty.

What is portfolio management’s outlook?

Risk assets persevered to deliver a strong rally from the marked downturn at the end of 2018, despite the myriad risks that headlined 2019—including Brexit concerns, U.S.-China trade tensions, sluggish global growth, and disappointing manufacturing data. Stocks soared to hit all-time highs in the fourth quarter, while bonds were led by emerging markets and high yield debt as the U.S. yield curve steepened, reflecting an improving outlook for growth. Progress on a “phase one” trade deal between the U.S. and China has sustained optimism for further negotiations, and a decisive election victory for UK Prime Minister Boris Johnson’s government has eased fears of a no-deal Brexit. While manufacturing has not reaccelerated, we have seen signs of stabilization that should be supportive for growth in the coming year. We believe that the trends in trade and how the tenor of trade negotiations influence corporate spending decisions will be key drivers of the direction of growth in the global economy and markets. While the current economic cycle is aging, we expect the strong labor environment to continue supporting consumer spending and underpin economic growth.

The dovish shift in central bank policies and a broader easing of financial and liquidity conditions have tempered near-term recession fears but may leave global central banks ill-equipped to respond to a more pronounced downturn. While this shift in policy should help to stabilize global growth, it will not, in our view, be sufficient to ignite a sustained acceleration in growth.

Against a backdrop filled with geopolitical and monetary policy risks, the potential for heightened volatility—coupled with above-average valuations in many asset classes—underscores the value of our strategic investment approach. Given the many crosscurrents that can influence global financial markets, we believe that broad diversification, as well as our ability to actively adjust allocations to enhance the Retirement Income 2020 Fund’s risk/reward profile, should benefit our investors over time across a range of market and economic environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement Income 2020 Fund’s investment in many underlying funds means that it will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The fund’s allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. Diversification cannot assure a profit or protect against loss in a declining market. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

The fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement; it is intended to also serve as a postretirement investment vehicle designed to support an income stream made up of regular distributions using a managed payout program throughout retirement, along with some portfolio growth. The fund is primarily designed to help an investor who anticipates retiring at or about the target date. However, if an investor retires significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date. The fund is not designed for a lump-sum redemption at the retirement date and does not guarantee a particular level of income at and through your retirement.

The fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through 12 equal monthly dividend payments may result in a drawdown on investment principal, and some distributions may be treated in part as a return of capital. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund.

BENCHMARK INFORMATION

Combined Index Portfolio: An unmanaged blended index portfolio created as a custom benchmark for the Retirement Income 2020 Fund. As of December 31, 2019, the combined index portfolio was composed of the following indexes: 39.55% Russell 3000 Index, 16.95% MSCI All Country World Index ex USA, 34.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 9.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

Neutral Allocations: The asset allocations reflected in the Retirement Income 2020 Fund’s glide path are referred to as “neutral” allocations. As of December 31, 2019, the fund’s neutral allocations were as follows: 56.50% stocks and 43.50% bonds and cash.

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 12/31/19

Retirement Income 2020 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	18.18%	18.57%	Equity Index 500–I Class
	5.39	5.48	Growth Stock–I Class
	5.39	5.18	Value–I Class
U.S. Mid-Cap Stocks	2.25	2.67	Mid-Cap Growth–I Class
	2.25	2.40	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.38	1.70	New Horizons–I Class
	1.37	1.63	Small-Cap Stock–I Class
	1.38	1.52	Small-Cap Value–I Class
International Developed Market Stocks	4.56	4.91	International Stock–I Class
	4.56	4.60	International Value Equity–I Class
	4.57	5.14	Overseas Stock–I Class
International Emerging Market Stocks	2.41	3.13	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.82	1.26	Real Assets–I Class
Total Stocks	56.51	58.19	
Core Fixed Income	3.45	3.34	Dynamic Global Bond–I Class
	5.18	4.98	International Bond (USD Hedged)–I Class
	15.51	14.80	New Income–I Class
Diversifying Fixed Income	3.43	3.68	Emerging Markets Bond–I Class
	0.69	0.88	Floating Rate–I Class
	2.74	2.81	High Yield–I Class
	9.00	8.43	Limited Duration Inflation Focused Bond–I Class
	3.50	2.62	U.S. Treasury Long-Term–I Class
	0.00	0.28	U.S. Treasury Money Fund–I Class
Total Bonds	43.50	41.82	

Allocations may not total 100% due to rounding.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2019. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ (19)	$ 12	$ 10
Emerging Markets Bond Fund	(33)	105	89
Emerging Markets Stock Fund	(16)	323	25
Equity Index 500 Fund	(7)	1,944	176
Floating Rate Fund	(5)	18	18
Growth Stock Fund	29	586	11
High Yield Fund	(7)	76	64
International Bond Fund (USD Hedged)	26	94	43
International Stock Fund	(46)	501	73
International Value Equity Fund	(86)	419	82
Limited Duration Inflation Focused Bond Fund	51	88	37
Mid-Cap Growth Fund	69	213	5
Mid-Cap Value Fund	8	160	24
New Horizons Fund	106	109	—
New Income Fund	(33)	373	205
Overseas Stock Fund	(49)	469	70
Real Assets Fund	(4)	79	22
Small-Cap Stock Fund	47	142	—
Small-Cap Value Fund	23	113	7
U.S. Treasury Long-Term Fund	106	41	39
Value Fund	(48)	503	60
U.S. Treasury Money Fund	—	—	2
Totals	$ 112#	$ 6,368	$ 1,062+

\# Capital gain distributions from mutual funds represented $639 of the net realized gain (loss).

\+ Investment income comprised $1,062 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions and Investment Income Purchases and sales of the underlying Price Funds are accounted for on the trade date. Income and expenses are recorded on the accrual basis. Gains and losses realized on sales of the underlying Price Funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year-end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions. For the period ended December 31, 2019, the fund made monthly distributions of $0.0382 per share, and also distributed $0.1350 per share to shareholders of record on December 27, 2019. For the year ended December 31, 2020, the fund intends to make monthly distributions of $0.0394 per share.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On December 31, 2019, all of the investments in underlying Price Funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the year ended December 31, 2019, aggregated $41,928,000 and $11,143,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains.

Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the character of distributions from the underlying funds.

Distributions during the years ended December 31, 2019 and December 31, 2018, were characterized for tax purposes as follows:

At December 31, 2019, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price Funds. In addition to its own operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price Funds in which it invests.

The fund is subject to an operating expense limitation (Operating Expense Limit) pursuant to which Price Associates is contractually required to pay all direct operating expenses of the fund (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the management agreement) to the extent such operating expenses, on an annualized basis, exceed the Operating Expense Limit indicated in the table below. This agreement will continue through the expense limitation date indicated in the table below, and may be terminated only with approval of the fund’s Board. The fund is required to repay Price Associates for expenses previously paid to the extent the fund’s net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the operating expense limitation in place at the time such amounts were paid; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment.

Pursuant to this agreement, expenses were waived/paid by Price Associates during the year ended December 31, 2019 as indicated in the table below. Including this amount, expenses previously paid by Price Associates in the amount of $326,000 remain subject to repayment by the fund at December 31, 2019. Any repayment of expenses previously paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios relating to the activity of the fund presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2019, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $8,000 for T. Rowe Price Services, Inc. All amount due to and due from Price are presented net on the accompanying Statement of Assets and Liabilities.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At December 31, 2019, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

NOTE 6 - SUBSEQUENT EVENT

At a meeting held February 5, 2020, the fund’s board approved changes to the fund’s current investment management agreement to become effective during April 2020, on the date that the fund begins investing in the Z Class of its underlying funds. The amended agreement will provide for an all-inclusive annual investment management fee, which will be computed daily and paid monthly. The fee rate is based on a predetermined fee schedule that will range from 0.714% to 0.521%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement Income 2020 Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Retirement Income 2020 Fund (one of the funds constituting T. Rowe Price Retirement Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the years ended December 31, 2019 and 2018, and for the period May 25, 2017 (date of Fund’s inception) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the years ended December 31, 2019 and 2018, and for the period May 25, 2017 (date of Fund’s inception) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$154,000 from short-term capital gains,

■	$875,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $529,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $280,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $460,000 and foreign taxes paid of $27,000.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $9,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2002 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director and Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962) Vice President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Jerome A. Clark, CFA (1961) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

James A. Tzitzouris, Jr., Ph.D. (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J. Vaselkiv (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 14, 2020